Putnam
Research
Fund

ANNUAL REPORT
July 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

Dear Shareholder:

As Putnam Research Fund concludes its first 10 months of operation, we are pleased to report a solid performance record and a total return that outpaces the fund's primary benchmark, the Standard & Poor's 500 Index(registered trademark). Since your fund's inception on October 2, 1995, its shares rose 15.28% at net asset value as of July 31, 1996, compared with the S&P index's gain of 11.34% for the same period. We're also pleased to note that in the six months since its semiannual report, your fund continued to deliver satisfactory performance despite increasing volatility in the U.S. equity market. For the six months ended July 31, 1996, your fund's total return was 3.94% compared with the index's 1.72%.

* SENSIBLE, RESEARCH-ORIENTED STRATEGY PROVES EFFECTIVE

The fund's stock selection is based on detailed company analysis and systematic valuation techniques of analysts in Putnam Management's equity research group. In addition, the strategy of keeping the portfolio "sector-representative" proved particularly advantageous during the latter part of the fiscal year, when financial markets became increasingly unsettled. The sector-representative approach is designed to minimize risk by constructing a broadly diversified portfolio characterized by investments in most sectors of the S&P 500 while avoiding overweighting of any particular industry sector.

The fund's fiscal year concluded in a considerably different market environment than that prevailing 10 months earlier. Your fund came out of the gate last October with a strong first fiscal quarter while the U.S. stock market was enjoying an incredible, sustained rally. Just after the midpoint of the fiscal year, as the equity market continued to surge, performance was hampered a bit by relative weakness in many large-cap stocks -- those in which your fund primarily invests. Finally, during the latter half of the fiscal year, the U.S. stock market reached record highs, peaking in early June and then declining sharply in July. Your fund held up well in this volatile environment as the management team continued to seek undervalued stocks they believed had favorable long-term prospects.

* TECHNOLOGY STOCKS AMONG THE STRONGER HOLDINGS

While calendar 1996 -- especially July -- was a difficult time for many small technology companies, several of your fund's technology holdings provided a boost to performance. One example is Intel Corp., which manufactures and sells computer components worldwide. The company controls a significant portion of the microprocessor market for personal computers and has benefited recently from falling personal computer prices. Computer Associates, another portfolio standout, produces systems management software as well as home software products such as "CA-Simply Tax" and "Kiplinger's Simple Money." The company has experienced strong growth as a result of increased demand in the software segment of the technology market. While these stocks, along with others discussed in this report, were viewed favorably by Putnam Management at the end of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

* BANKING AND ENERGY INVESTMENTS ALSO PROVE SUCCESSFUL

Your fund's largest holding at the end of the period was BankAmerica Corp., which was highlighted in the semiannual report as one of the more profitable investments in the portfolio. BankAmerica has a dominant U.S. retail banking franchise in the western states, and its management has taken steps to improve profitability. The stellar performance of BankAmerica stock continued through the end of the fiscal year. Also strong in the banking sector was NationsBank, which has expanded aggressively, especially through bargain-priced acquisitions. NationsBank has more than 2,000 locations in 34 states, primarily in the South.

[GRAPHIC OMITTED: TOP TEN HOLDINGS]

BankAmerica Corp.
Commercial banking

J.C. Penney Co., Inc.
Department stores

Philip Morris Cos., Inc.
Tobacco, food products

Total Corp.  ADR (France)
Oil and gas

Intel Corp.
Semiconductors

Mobil Corp.
Oil and gas

PepsiCo, Inc.
Soft drinks, snack foods

Computer Associates International, Inc.
Systems software

SBC Communications, Inc.
Telephone services

Burlington Northern Santa Fe Corp.
Railroads

These holdings represent 39.1% of the fund's net assets as of 7/31/96. Portfolio holdings will vary over time.



Philip Morris, the fund's third-largest holding, contributed greatly to performance as the company experienced strong growth from its international tobacco operations and rising income from its North American food business. Philip Morris's operations include Kraft Foods, Inc., Miller Brewing Company, and Philip Morris Capital Corporation.

In keeping with the fund's investment strategy, the management team seeks to invest in stocks they believe are undervalued. Thus, despite recent events that have impacted Philip Morris Companies, including tobacco legislation and the possibility of FDA regulation, your fund's management team has maintained a position in its stock. In their opinion, the company's long-term fundamentals remain strong and the stock still offers both value and potential for appreciation.

The fund also profited from oil and gas stocks, specifically Enron Corp., Mobil Corp., and Royal Dutch Petroleum. Enron is the largest buyer and seller of natural gas in North America and also has power plants and pipeline projects in emerging markets such as Guatemala and the Philippines. Mobil, which was also highlighted in the semiannual report, has taken aggressive steps to restructure and improve earnings potential.

* AN OPTIMISTIC OUTLOOK FOR THE NEXT FISCAL YEAR

As this new fund enters its second fiscal year, its management team will continue to focus on the sector representative strategy. Its managers expect this approach -- along with the collective expertise of Putnam Management's equity research analysts -- to continue to deliver solid performance in the months ahead.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

September 18, 1996


The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Research Fund is designed for investors seeking capital appreciation primarily through common stock investments.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIOD ENDED 7/31/96

                                       Standard
                                       & Poor's            Consumer
                   NAV    POP   500(registered trademark)    Price
                                         Index               Index
-----------------------------------------------------------------------
Life of fund
since 10/2/95    15.28%  8.64%             11.34%              2.48%
-----------------------------------------------------------------------

TOTAL RETURN FOR PERIOD ENDED 6/30/96
(most recent calendar quarter)

                   NAV    POP
-----------------------------------------------------------------------
Life of fund     18.36% 11.53%
-----------------------------------------------------------------------

Performance data represent past results, and do not reflect future performance. Performance data reflect an expense limitation currently in effect. They do not take into account any adjustment for taxes payable on reinvested distributions. Without the expense limitation, total returns would have been lower. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares. The short-term results of this relatively new fund are not necessarily indicative of its long-term prospects.




[GRAPHIC WORM CHART OMITTED: GROWTH OF A $10,000 INVESTMENT]

Cumulative total return of a $10,000 investment since 10/2/95


Starting value                                (ending Total)
$ 9,425            Fund's class A shares at POP     $10,864
$10,000                           S&P 500 Index     $11,134
$10,000                                     CPI     $10,248



(plot points for mountain chart)

Date/year  Fund at POP S&P 500 Index    CPI
---------  ----------- ------------- ------
10/02/95        10,000        10,000 10,000
10/31/95         9,568         9,950 10,033
11/30/95         9,945        10,359 10,026
12/31/95        10,206        10,600 10,020
1/31/96         10,451        10,946 10,078
2/29/96         10,607        11,022 10,111
3/31/96         10,641        11,168 10,163
4/30/96         10,830        11,318 10,202
5/31/96         11,053        11,577 10,222
6/30/96         11,153        11,668 10,228
7/31/96         10,864        11,134 10,248

Footnote reads:
Past performance is no assurance of future results.


PRICE AND DISTRIBUTION INFORMATION
Period ended 7/31/96

-----------------------------------------------------------------------
Distributions (number)          1
-----------------------------------------------------------------------
Income                     $0.045
-----------------------------------------------------------------------
Total                      $0.045
-----------------------------------------------------------------------
Share value:          NAV     POP
-----------------------------------------------------------------------
10/2/95             $8.50  $ 9.02
(inception)
-----------------------------------------------------------------------
7/31/96              9.75   10.34
-----------------------------------------------------------------------

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. It assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants


To the Trustees and Shareholders of
Putnam Research Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Research Fund (the "fund") at July 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period October 2, 1995 (commencement of operations) to July 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at July 31, 1996 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts

September 13, 1996




Portfolio of investments owned
July 31, 1996

COMMON STOCKS  (99.0%) *
NUMBER OF SHARES                                                                                          VALUE

Aerospace  (2.5%)
---------------------------------------------------------------------------------------------------------------
            1,000  Boeing Co.                                                                          $ 88,500
            1,000  Textron, Inc.                                                                         80,000
                                                                                                     ----------
                                                                                                        168,500
Alcoholic Beverages  (2.2%)
---------------------------------------------------------------------------------------------------------------
            1,900  Anheuser-Busch Cos., Inc.                                                            142,025

Apparel  (0.6%)
---------------------------------------------------------------------------------------------------------------
              400  Nike, Inc.                                                                            41,150

Appliances  (0.5%)
---------------------------------------------------------------------------------------------------------------
              600  Whirlpool Corp.                                                                       29,550

Automotive  (3.3%)
---------------------------------------------------------------------------------------------------------------
            1,000  Echlin, Inc.                                                                          33,375
            1,900  General Motors Corp.                                                                  92,625
              700  Magna International, Inc. Class A (Canada)                                            31,150
              700  TRW, Inc.                                                                             63,263
                                                                                                     ----------
                                                                                                        220,413

Banks  (8.3%)
---------------------------------------------------------------------------------------------------------------
            3,900  BankAmerica Corp.                                                                    311,000
            1,100  Citicorp                                                                              90,063
            1,700  NationsBank Corp.                                                                    145,988
                                                                                                     ----------
                                                                                                        547,051

Business Services  (0.5%)
---------------------------------------------------------------------------------------------------------------
            2,550  Officemax, Inc. +                                                                     33,788

Chemicals  (3.9%)
---------------------------------------------------------------------------------------------------------------
            1,500  Air Products & Chemicals, Inc.                                                        80,063
              700  Eastman Chemical Co.                                                                  36,575
            3,300  Union Carbide Corp.                                                                  138,600
                                                                                                     ----------
                                                                                                        255,238

Computer Services  (0.5%)
---------------------------------------------------------------------------------------------------------------
              600  Electronic Data Systems Corp.                                                         31,725

Computer Software  (4.7%)
---------------------------------------------------------------------------------------------------------------
            4,800  Computer Associates Intl., Inc.                                                      244,200
            1,500  Informix Corp. +                                                                      32,719
              800  Parametric Technology Corp. +                                                         33,300
                                                                                                     ----------
                                                                                                        310,219

Computers  (1.6%)
---------------------------------------------------------------------------------------------------------------
            1,000  IBM Corp.                                                                            107,875

Conglomerates  (0.9%)
---------------------------------------------------------------------------------------------------------------
              500  General Motors Corp. Class H                                                          28,530
              300  United Technologies Corp.                                                             33,788
                                                                                                     ----------
                                                                                                         62,318

Consumer Products  (3.3%)
---------------------------------------------------------------------------------------------------------------
            1,400  Kimberly-Clark Corp.                                                                 106,400
            3,500  Lowe's Cos., Inc.                                                                    114,188
                                                                                                     ----------
                                                                                                        220,588

Electric Utilities  (3.1%)
---------------------------------------------------------------------------------------------------------------
            2,900  Carolina Power & Light Co.                                                           104,400
            2,900  Public Service Co. of Colorado                                                       102,588
                                                                                                     ----------
                                                                                                        206,988

Electrical Equipment  (2.1%)
---------------------------------------------------------------------------------------------------------------
            3,200  Hewlett-Packard Co.                                                                  140,800

Electronics and Electrical Equipment  (0.5%)
---------------------------------------------------------------------------------------------------------------
              600  Honeywell, Inc.                                                                       31,800

Farm Equipment  (0.5%)
---------------------------------------------------------------------------------------------------------------
              900  Deere (John) & Co.                                                                    32,175

Finance  (0.6%)
---------------------------------------------------------------------------------------------------------------
              900  American Express Co.                                                                  39,375

Financial Services  (3.1%)
---------------------------------------------------------------------------------------------------------------
            3,000  Franklin Resources, Inc.                                                             168,000
            1,250  MBNA Corp.                                                                            34,844
                                                                                                     ----------
                                                                                                        202,844

Food and Beverages  (4.2%)
---------------------------------------------------------------------------------------------------------------
            7,800  PepsiCo, Inc.                                                                        246,675
            1,500  Whitman Corp.                                                                         33,563
                                                                                                     ----------
                                                                                                        280,238

Gas Pipelines  (2.0%)
---------------------------------------------------------------------------------------------------------------
            3,300  Enron Corp.                                                                          129,938

Gas Utilities  (0.6%)
---------------------------------------------------------------------------------------------------------------
              700  Columbia Gas System, Inc.                                                             37,538

Household Products  (0.6%)
---------------------------------------------------------------------------------------------------------------
            1,000  Corning, Inc.                                                                         36,875

Insurance  (1.6%)
---------------------------------------------------------------------------------------------------------------
            1,000  American General Corp.                                                                34,750
            1,400  AON Corp.                                                                             68,075
                                                                                                     ----------
                                                                                                        102,825

Medical Equipment and Supplies  (0.5%)
---------------------------------------------------------------------------------------------------------------
              700  Medtronic, Inc.                                                                       33,163

Metals and Mining  (1.3%)
---------------------------------------------------------------------------------------------------------------
            3,100  Freeport-McMoRan Copper & Gold Co., Inc. Class A                                      86,025

Networking Equipment  (0.7%)
---------------------------------------------------------------------------------------------------------------
              800  Cabletron Systems, Inc. +                                                             45,800

Oil and Gas  (9.7%)
---------------------------------------------------------------------------------------------------------------
              709  British Petroleum PLC ADR (United Kingdom)                                            77,901
            1,000  Halliburton Co.                                                                       52,125
            2,300  Mobil Corp.                                                                          253,863
            7,208  Total Corp. ADR (France)                                                             257,686
                                                                                                     ----------
                                                                                                        641,575

Pharmaceuticals and Biotechnology  (6.2%)
---------------------------------------------------------------------------------------------------------------
              800  Astra AB ADR (Sweden)                                                                 33,800
            1,400  Lilly (Eli) & Co.                                                                     78,400
            3,200  Pharmacia & Upjohn, Inc.                                                             132,000
            3,100  Smithkline Beecham PLC ADR (United Kingdom)                                          166,625
                                                                                                     ----------
                                                                                                        410,825

Photography  (1.1%)
---------------------------------------------------------------------------------------------------------------
            1,000  Eastman Kodak Co.                                                                     74,625

Publishing  (2.2%)
---------------------------------------------------------------------------------------------------------------
            1,300  Gannett Co., Inc.                                                                     85,313
              900  Tribune Co.                                                                           63,000
                                                                                                     ----------
                                                                                                        148,313

Railroads  (3.5%)
---------------------------------------------------------------------------------------------------------------
            2,900  Burlington Northern Santa Fe Corp.                                                   228,738

Restaurants  (1.3%)
---------------------------------------------------------------------------------------------------------------
            1,900  McDonald's Corp.                                                                      88,113

Retail  (4.9%)
---------------------------------------------------------------------------------------------------------------
              700  Nine West Group, Inc. +                                                               33,863
            5,900  Penney (J.C.) Co., Inc.                                                              293,525
                                                                                                     ----------
                                                                                                        327,388

Semiconductors  (4.3%)
---------------------------------------------------------------------------------------------------------------
            3,400  Intel Corp.                                                                          255,425
              700  Texas Instruments, Inc.                                                               30,275
                                                                                                     ----------
                                                                                                        285,700

Telecommunication Equipment  (0.6%)
---------------------------------------------------------------------------------------------------------------
            1,300  DSC Communications Corp. +                                                            39,000

Telephone Services  (2.4%)
---------------------------------------------------------------------------------------------------------------
            2,600  GTE Corp.                                                                            107,250
            2,100  MCI Communications Corp.                                                              51,713
                                                                                                     ----------
                                                                                                        158,963

Telephone Utilities  (3.6%)
---------------------------------------------------------------------------------------------------------------
            4,900  SBC Communications, Inc.                                                             239,488

Tobacco  (4.0%)
---------------------------------------------------------------------------------------------------------------
            2,500  Philip Morris Cos., Inc.                                                             261,563

Wireless Communications  (1.0%)
---------------------------------------------------------------------------------------------------------------
            2,500  Airtouch Communications, Inc. +                                                       68,750
                                                                                                     ----------
                   Total Common Stocks  (cost $6,249,341)                                           $ 6,549,865
---------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  (1.3%) *(cost $88,014)
PRINCIPAL AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------
          $88,000  Interest in $329,779,000 joint repurchase agreement dated July 31, 1996 with Morgan Stanley & Co. Inc. due August 1, 1996 with respect to various
                   U.S. Treasury obligations-maturity value of $88,014 for an effective
                   yield of 5.6%.                                                                       $88,014
---------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $6,337,355)***                                            $6,637,879
---------------------------------------------------------------------------------------------------------------


*   Percentages indicated are based on net assets of $6,619,081.

+   Non-income-producing security.

*** The aggregate identified cost on a tax basis is $6,355,237, resulting in gross unrealized appreciation and depreciation of $451,608 and $168,966, respectively, or net unrealized appreciation of $282,642.

    ADR after the name of a foreign security stands for American Depository
    Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
July 31, 1996

Assets
-----------------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $6,337,355) (Note 1)                        $6,637,879
-----------------------------------------------------------------------------------------------------------
Cash                                                                                                    309
-----------------------------------------------------------------------------------------------------------
Dividends and interest receivable                                                                    11,911
-----------------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                            7,379
-----------------------------------------------------------------------------------------------------------
Total assets                                                                                      6,657,478

Liabilities
-----------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                          3,046
-----------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                            7,213
-----------------------------------------------------------------------------------------------------------
Payable for organization expense  (Note 1)                                                            8,843
-----------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                               19,295
-----------------------------------------------------------------------------------------------------------
Total liabilities                                                                                    38,397
-----------------------------------------------------------------------------------------------------------
Net assets                                                                                       $6,619,081

Represented by
-----------------------------------------------------------------------------------------------------------
Paid-in-capital (Notes 1 and 4)                                                                  $6,049,074
-----------------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                         29,103
-----------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                               240,380
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                          300,524
-----------------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding                        $6,619,081

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share  ($6,619,081 divided by 678,993 shares)                $9.75
-----------------------------------------------------------------------------------------------------------
Offering price per share (100/94.25 of $9.75)*                                                       $10.34
-----------------------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.




Statement of operations
For the period October 2, 1995 (commencement of operations) to July 31, 1996

Investment income:
------------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,064)                                                       $80,555
------------------------------------------------------------------------------------------------------
Interest                                                                                         3,812
------------------------------------------------------------------------------------------------------
Total investment income                                                                        $84,367

Expenses:
------------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                                26,676
------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                                  19,647
------------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                                1,075
------------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                    56
------------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                                   1,464
------------------------------------------------------------------------------------------------------
Reports to shareholders                                                                          4,757
------------------------------------------------------------------------------------------------------
Registration fees                                                                                2,105
------------------------------------------------------------------------------------------------------
Auditing                                                                                        12,071
------------------------------------------------------------------------------------------------------
Legal                                                                                            5,145
------------------------------------------------------------------------------------------------------
Postage                                                                                            471
------------------------------------------------------------------------------------------------------
Fees waived and expenses reimbursed by Manager (Note 2)                                        (30,948)
------------------------------------------------------------------------------------------------------
Total expenses                                                                                  42,519
------------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                      (3,619)
------------------------------------------------------------------------------------------------------
Net expenses                                                                                    38,900
------------------------------------------------------------------------------------------------------
Net investment income                                                                           45,467
------------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                               240,380
------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments during the period                                   300,524
------------------------------------------------------------------------------------------------------
Net gain on investments                                                                        540,904
------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                          $586,371
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                          For the period
                                                                                         October 2, 1995
                                                                                          (commencement
                                                                                       of operations) to
                                                                                           July 31, 1996
--------------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------------
Net investment income                                                                            $45,467
--------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                 240,380
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                       300,524
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                             586,371
--------------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------------
   From net investment income                                                                    (17,804)
--------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                              4,050,514
--------------------------------------------------------------------------------------------------------
Total increase in net assets                                                                   4,619,081
--------------------------------------------------------------------------------------------------------
Net assets
--------------------------------------------------------------------------------------------------------
Beginning of period                                                                            2,000,000
--------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income of
$29,103)                                                                                      $6,619,081
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                                   For the period
                                                                  October 2, 1995
                                                                    (commencement
                                                                of operations) to
                                                                    July 31, 1996

Net asset value, beginning of period                                        $8.50
---------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------
Net investment income                                                         .09(a)(d)
---------------------------------------------------------------------------------
Net realized and unrealized gain on investments                              1.21
---------------------------------------------------------------------------------
Total from investment operations                                             1.30
---------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------
From net investment income                                                   (.05)
---------------------------------------------------------------------------------
Total distributions                                                          (.05)
---------------------------------------------------------------------------------
Net asset value, end of period                                              $9.75
---------------------------------------------------------------------------------
Total investment return at net asset value (%)(b)                           15.28(e)
---------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                   $6,619
---------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                                .86(d)(e)
---------------------------------------------------------------------------------
Ratio of net investment income to average net assets(%)                       .92(d)(e)
---------------------------------------------------------------------------------
Portfolio turnover (%)                                                      80.74(e)
---------------------------------------------------------------------------------
Average commission rate paid                                              $ .0284
---------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements. (See Note 2).

(d) Reflects an expense limitation in effect during the period (See Note 2). As a result of such limitation, expenses for the fund reflect a reduction of $0.05 per share.

(e) Not annualized.




Notes to financial statements
July 31, 1996

Note 1
Significant accounting policies

The fund is one of a series of Putnam Investment Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value, following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sale transactions and organization expenses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution under income tax regulations. For the period October 2, 1995 (commencement of operations) to July 31, 1996, the fund reclassified $1,440 to increase undistributed net investment income and $1,440 to decrease paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $8,843. These expenses are being amortized based on projected net asset levels over a five-year period.
The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

Through December 31, 1996, Putnam Management has agreed to limit its compensation to the extent that expenses (exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expenses, payments under the funds distribution Plan and credits from Putnam Fiduciary Trust Company ("PFTC"), a wholly-owned subsidiary of Putnam Investments, Inc., if any) exceed an annual rate of 1.00% of the fund's average net assets.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the period October 2, 1995 (commencement of operations) to July 31, 1996, fund expenses were reduced by $3,619 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $100 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the trustees to defer the receipt of all or a portion of Trustees Fees. The deferred fees remain in the fund and are invested in the fund or in other Putnam Funds until distribution in accordance with the Plan.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Trustees have approved payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 0.35% of the fund's average net assets. The fund is not currently making any payments pursuant to the Plan.

During the period October 2, 1995 (commencement of operations) to July 31, 1996, Putnam Mutual Funds Corp., acting as the underwriter, received no net commissions from the sale of shares of the fund.

Note 3
Purchases and sales of securities

During the period October 2, 1995 (commencement of operations) to July 31, 1996, purchases and sales of investment securities other than short-term investments aggregated $10,137,971 and $4,129,010, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At July 31, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              For the period
                              October 2, 1995
                              (commencement of
                              operations) to
                              July 31, 1996
----------------------------------------------------
                          Shares              Amount
----------------------------------------------------
Shares sold              548,532          $5,054,069
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              1,989              17,804
----------------------------------------------------
                         550,521           5,071,873

Shares
repurchased             (106,822)         (1,021,359)
----------------------------------------------------
Net increase             443,699          $4,050,514
----------------------------------------------------

Note 5
Initial capitalization and offering of shares

The Trust was established as a Massachusetts business trust on October 31, 1994. During the period October 31, 1994 to October 2, 1995, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $2,000,000, and $8,843 of initial organization expenses and the issuance of 235,294 shares to Putnam Investments, Inc.

At July 31, 1996, Putnam Investments, Inc. owned 534,919 shares of the fund (78.8% of shares outstanding), valued at $5,215,460.


Federal tax information
(Unaudited)

The fund has designated 25.65% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Fund information


INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP


TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jacksom
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike


OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Brett C. Browchuk
Vice President

Thomas R. Bogan
Vice President and Fund Manager

Patrick O'Donnell
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.


27077-2AQ                         9/96